EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of FS Development Corp. (the “Company”) on Form 10-Q for the three months ended September 30, 2020 and for the period from June 25, 2020 (inception) through September 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jim Tananbaum, President, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2020

/s/ Jim Tananbaum
Name:	Jim Tananbaum
Title:	President, Chief Executive Officer and Director (Principal Executive Officer)